EXHIBIT 99.3 – Supplemental, Unaudited Financial Information

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS
(In Thousands, Except Per Share Data) (Unaudited)
	3 MONTHS ENDED		%
	MARCH 31,		INCREASE
	2016	2015	(DECREASE)
EARNINGS PERFORMANCE
Net Income	$3,573	$3,815	-6.34%
Return on Average Assets	1.18%	1.23%	-4.07%
Return on Average Equity	7.60%	8.08%	-5.94%

BALANCE SHEET HIGHLIGHTS
Total Assets	$1,216,544	$1,251,958	-2.83%
Available-for-Sale Securities	413,606	527,814	-21.64%
Loans (Net)	693,944	621,211	11.71%
Allowance for Loan Losses	7,661	7,134	7.39%
Deposits and Repo Sweep Accounts	962,989	982,474	-1.98%

OFF-BALANCE SHEET
Outstanding Balance of Mortgage Loans Sold
with Servicing Retained	153,778	151,272	1.66%
Trust Assets Under Management	826,470	832,550	-0.73%

SHAREHOLDERS' VALUE
(PER COMMON SHARE)
Net Income - Basic	$0.29	$0.31	-6.45%
Net Income - Diluted	$0.29	$0.31	-6.45%
Dividends	$0.26	$0.26	0.00%
Common Book Value	$15.59	$15.51	0.52%
Tangible Common Book Value	$14.60	$14.53	0.48%
Market Value (Last Trade)	$19.88	$20.18	-1.49%
Market Value / Common Book Value	127.52%	130.11%	-1.99%
Market Value / Tangible Common Book Value	136.16%	138.89%	-1.97%
Price Earnings Multiple (Annualized)	17.14	16.27	5.35%
Dividend Yield (Annualized)	5.23%	5.15%	1.55%
Common Shares Outstanding, End of Period	12,081,030	12,193,184	-0.92%

SAFETY AND SOUNDNESS
Tangible Common Equity / Tangible Assets	14.64%	14.28%	2.52%
Nonperforming Assets / Total Assets	1.36%	1.33%	2.26%
Allowance for Loan Losses / Total Loans	1.09%	1.14%	-4.39%
Total Risk Based Capital Ratio (a)	24.05%	25.19%	-3.14%
Tier 1 Risk Based Capital Ratio (a)	22.99%	23.98%	-2.88%
Common Equity Tier 1 Risk Based Capital Ratio (a)	22.99%	23.98%	-2.88%
Leverage Ratio (a)	14.27%	13.86%	3.25%

AVERAGE BALANCES
Average Assets	$1,214,392	$1,242,025	-2.22%
Average Equity	$188,007	$188,841	-0.44%

(a) Capital ratios for the most recent period are estimated.

QUARTERLY CONDENSED, CONSOLIDATED INCOME STATEMENT INFORMATION
(In Thousands) (Unaudited)	For the Three Months Ended:
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2016	2015	2015	2015	2015
Interest income	$10,937	$11,036	$11,134	$11,186	$11,163
Interest expense	904	1,087	1,126	1,176	1,213
Net interest income	10,033	9,949	10,008	10,010	9,950
Provision for loan losses	368	319	302	221	3
Net interest income after provision
for loan losses	9,665	9,630	9,706	9,789	9,947
Other income	3,690	3,999	3,961	3,962	3,556
Net gains on available-for-sale securities	383	1,776	79	932	74
Loss on prepayment of borrowings	0	1,663	0	910	0
Other expenses	9,072	8,416	8,117	7,964	8,533
Income before income tax provision	4,666	5,326	5,629	5,809	5,044
Income tax provision	1,093	1,261	1,395	1,452	1,229
Net income	$3,573	$4,065	$4,234	$4,357	$3,815
Net income per share – basic	$0.29	$0.33	$0.35	$0.36	$0.31
Net income per share – diluted	$0.29	$0.33	$0.35	$0.36	$0.31

QUARTERLY CONDENSED, CONSOLIDATED BALANCE SHEET INFORMATION
(In Thousands) (Unaudited)	As of:
	Mar. 31,	Dec. 31,	Mar. 31,
	2016	2015	2015
ASSETS
Cash & Due from Banks	$41,173	$36,061	$36,430
Available-for-Sale Securities	413,606	420,290	527,814
Loans Held for Sale	526	280	214
Loans, Net	693,944	696,991	621,211
Intangible Assets	11,969	11,972	11,989
Other Assets	55,326	57,823	54,300
TOTAL ASSETS	$1,216,544	$1,223,417	$1,251,958

LIABILITIES
Deposits	$955,848	$935,615	$976,634
Repo Sweep Accounts	7,141	4,915	5,840
Total Deposits and Repo Sweeps	962,989	940,530	982,474
Borrowed Funds	57,503	87,348	72,988
Other Liabilities	7,742	8,052	7,393
TOTAL LIABILITIES	1,028,234	1,035,930	1,062,855

SHAREHOLDERS' EQUITY
Common Shareholders' Equity, Excluding
Accumulated Other Comprehensive Income/ Loss	182,914	184,959	181,437
Accumulated Other Comprehensive Income/ Loss:
Net Unrealized Gains/Losses on
Available-for-sale Securities	5,347	2,493	7,654
Defined Benefit Plans Adjustment, Net	49	35	12
TOTAL SHAREHOLDERS' EQUITY	188,310	187,487	189,103
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$1,216,544	$1,223,417	$1,251,958

AVAILABLE-FOR-SALE SECURITIES	March 31, 2016		December 31, 2015
(In Thousands)	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value

Obligations of U.S. Government agencies	$10,661	$10,707	$10,663	$10,483
Obligations of states and political subdivisions:
Tax-exempt	107,269	111,959	103,414	107,757
Taxable	34,249	35,094	34,317	34,597
Mortgage-backed securities	72,210	73,243	73,227	73,343
Collateralized mortgage obligations,
Issued by U.S. Government agencies	179,731	180,860	193,145	191,715
Other collateralized debt obligations	7	7	9	9
Total debt securities	404,127	411,870	414,775	417,904
Marketable equity securities	1,253	1,736	1,680	2,386
Total	$405,380	$413,606	$416,455	$420,290

Summary of Loans by Type
(Excludes Loans Held for Sale)
(In Thousands)	March 31,	Dec. 31,	March 31,
	2016	2015	2015
Residential mortgage:
Residential mortgage loans - first liens	$306,753	$304,783	$291,612
Residential mortgage loans - junior liens	21,622	21,146	20,896
Home equity lines of credit	38,627	39,040	37,049
1-4 Family residential construction	20,010	21,121	16,217
Total residential mortgage	387,012	386,090	365,774
Commercial:
Commercial loans secured by real estate	154,646	154,779	140,851
Commercial and industrial	71,628	75,196	51,563
Political subdivisions	38,364	40,007	19,479
Commercial construction and land	7,445	5,122	7,249
Loans secured by farmland	7,168	7,019	7,789
Multi-family (5 or more) residential	8,393	9,188	8,673
Agricultural loans	4,492	4,671	3,158
Other commercial loans	11,387	12,152	13,187
Total commercial	303,523	308,134	251,949
Consumer	11,070	10,656	10,622
Total	701,605	704,880	628,345
Less: allowance for loan losses	(7,661)	(7,889)	(7,134)
Loans, net	$693,944	$696,991	$621,211

Loans Held for Sale
(In Thousands)	March 31,	Dec. 31,	March 31,
	2016	2015	2015
Residential mortgage loans originated
and serviced - outstanding balance	$154,304	$152,728	$151,486
Less: outstanding balance of loans sold	(153,778)	(152,448)	(151,272)
Loans held for sale, net	$526	$280	$214

ANALYSIS OF THE ALLOWANCE FOR LOAN LOSSES
(In Thousands)
	3 Months	3 Months	Year	3 Months
	Ended	Ended	Ended	Ended
	March 31,	Dec. 31,	Dec. 31,	March 31,
	2016	2015	2015	2015
Balance, beginning of period	$7,889	$7,416	$7,336	$7,336
Charge-offs	(613)	(66)	(562)	(222)
Recoveries	17	220	270	17
Net (charge-offs) recoveries	(596)	154	(292)	(205)
Provision for loan losses	368	319	845	3
Balance, end of period	$7,661	$7,889	$7,889	$7,134

PAST DUE AND IMPAIRED LOANS, NONPERFORMING ASSETS
AND TROUBLED DEBT RESTRUCTURINGS (TDRs)
(In Thousands)
	March 31,	Dec. 31,	March 31,
	2016	2015	2015
Impaired loans with a valuation allowance	$1,420	$1,933	$4,312
Impaired loans without a valuation allowance	8,210	8,041	8,851
Total impaired loans	$9,630	$9,974	$13,163

Total loans past due 30-89 days and still accruing	$11,373	$7,057	$5,722

Nonperforming assets:
Total nonaccrual loans	$10,944	$11,517	$11,944
Total loans past due 90 days or more and still accruing	3,957	3,229	3,086
Total nonperforming loans	14,901	14,746	15,030
Foreclosed assets held for sale (real estate)	1,584	1,260	1,583
Total nonperforming assets	$16,485	$16,006	$16,613

Loans subject to troubled debt restructurings (TDRs):
Performing	$1,167	$1,186	$1,872
Nonperforming	5,146	5,178	5,252
Total TDRs	$6,313	$6,364	$7,124

Total nonperforming loans as a % of loans	2.12%	2.09%	2.39%
Total nonperforming assets as a % of assets	1.36%	1.31%	1.33%
Allowance for loan losses as a % of total loans	1.09%	1.12%	1.14%
Allowance for loan losses as a % of nonperforming loans	51.41%	53.50%	47.47%

Analysis of Average Daily Balances and Rates
(Dollars in Thousands)
	3 Months		3 Months		3 Months
	Ended	Rate of	Ended	Rate of	Ended	Rate of
	3/31/2016	Return/	12/31/2015	Return/	3/31/2015	Return/
	Average	Cost of	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Available-for-sale securities,
at amortized cost:
Taxable	$305,880	2.09%	$327,225	2.05%	$388,104	2.15%
Tax-exempt	105,406	5.23%	105,118	4.99%	117,674	5.35%
Total available-for-sale securities	411,286	2.89%	432,343	2.76%	505,778	2.90%
Interest-bearing due from banks	20,348	0.47%	20,168	0.39%	26,994	0.39%
Loans held for sale	452	5.34%	406	5.86%	89	9.11%
Loans receivable:
Taxable	640,959	5.00%	629,294	5.04%	582,498	5.37%
Tax-exempt	60,677	4.54%	61,339	4.52%	41,925	5.15%
Total loans receivable	701,636	4.96%	690,633	5.00%	624,423	5.35%
Total Earning Assets	1,133,722	4.13%	1,143,550	4.07%	1,157,284	4.16%
Cash	15,588		16,390		16,127
Unrealized gain/loss on securities	7,055		7,637		10,626
Allowance for loan losses	(7,932)		(7,525)		(7,391)
Bank premises and equipment	15,458		15,499		16,252
Intangible Asset - Core Deposit Intangible	29		32		50
Intangible Asset - Goodwill	11,942		11,942		11,942
Other assets	38,530		38,037		37,135
Total Assets	$1,214,392		$1,225,562		$1,242,025

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$195,142	0.12%	$195,439	0.11%	$191,705	0.12%
Money market	191,514	0.17%	192,825	0.16%	194,834	0.15%
Savings	130,003	0.10%	127,744	0.10%	127,853	0.10%
Certificates of deposit	113,411	0.72%	116,699	0.68%	122,007	0.71%
Individual Retirement Accounts	105,562	0.41%	107,484	0.41%	113,806	0.40%
Other time deposits	804	0.00%	678	0.00%	803	0.00%
Total interest-bearing deposits	736,436	0.26%	740,869	0.25%	751,008	0.26%
Borrowed funds:
Short-term	35,683	0.70%	17,395	0.39%	6,017	0.07%
Long-term	38,725	3.77%	59,929	3.96%	73,020	4.03%
Total borrowed funds	74,408	2.30%	77,324	3.16%	79,037	3.73%
Total Interest-bearing Liabilities	810,844	0.45%	818,193	0.53%	830,045	0.59%
Demand deposits	208,163		207,534		215,019
Other liabilities	7,378		9,149		8,120
Total Liabilities	1,026,385		1,034,876		1,053,184
Stockholders' equity, excluding
accumulated other comprehensive income/loss	183,376		185,716		181,944
Accumulated other comprehensive income/loss	4,631		4,970		6,897
Total Stockholders' Equity	188,007		190,686		188,841
Total Liabilities and Stockholders' Equity	$1,214,392		$1,225,562		$1,242,025
Interest Rate Spread		3.68%		3.54%		3.57%
Net Interest Income/Earning Assets		3.81%		3.69%		3.74%

Total Deposits (Interest-bearing
and Demand)	$944,599		$948,403		$966,027

(1)	Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 35%.
(2)	Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.
(3)	Rates of return on earning assets and costs of funds are presented on an annualized basis.

COMPARISON OF NONINTEREST INCOME
(In Thousands)	Three Months Ended
	March 31,	Dec. 31,	March 31,
	2016	2015	2015
Service charges on deposit accounts	$1,138	$1,235	$1,022
Service charges and fees	94	121	113
Trust and financial management revenue	1,144	1,148	1,114
Brokerage revenue	173	199	219
Insurance commissions, fees and premiums	21	22	40
Interchange revenue from debit card transactions	463	479	474
Net gains from sales of loans	168	162	147
Decrease in fair value of servicing rights	(71)	(25)	(117)
Increase in cash surrender value of life insurance	96	92	97
Other operating income	464	566	447
Total other operating income, before realized
gains on available-for-sale securities, net	$3,690	$3,999	$3,556

COMPARISON OF NONINTEREST EXPENSE
(In Thousands)	Three Months Ended
	March 31,	Dec. 31,	March 31,
	2016	2015	2015
Salaries and wages	$3,887	$3,848	$3,487
Pensions and other employee benefits	1,437	1,084	1,385
Occupancy expense, net	609	589	722
Furniture and equipment expense	427	462	454
FDIC Assessments	142	149	151
Pennsylvania shares tax	322	302	318
Professional fees	289	175	156
Automated teller machine and interchange expense	249	253	246
Software subscriptions	241	259	197
Other operating expense	1,469	1,295	1,417
Total noninterest expense, before loss on
prepayment of borrowings	9,072	8,416	8,533
Loss on prepayment of borrowings	0	1,663	0
Total noninterest expense	$9,072	$10,079	$8,533